SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  June 30, 2005

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

                                    000-30061
                            (Commission File Number)


                                   95-4557538
                      (I.R.S. Employee Identification No.)


          438 East Katella Avenue, Suite 217, Orange, California 92867
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 288-1570







         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Entry Into a Material Agreement, Sale of Equity, Regulation FD Disclosure

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2005, Elephant Talk Communications, Inc. (the "Company") agreed to issue and sell 195,947,395 shares of the Company's common stock, no par value (the "Common Stock") to Rising Water Capital AG, a Switzerland corporation (the "Purchaser"), pursuant to a Stock Purchase Agreement, dated as of June 30, 2005 (the "Stock Purchase Agreement").
The following is a brief summary of the transaction and the operative agreement. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1.

Stock Purchase Agreement
------------------------

Pursuant to the Stock Purchase Agreement, the Company agreed to issue and sell to Purchaser 195,947,395 shares of Common Stock for a price of $0.04 per share or an aggregate price of $7,837,896.

The Stock Purchase Agreement provides that for the next twelve (12) months, the Purchaser may transfer Common Stock only in compliance with the Securities Act of 1933, as amended, and that shares of Common Stock shall bear an appropriate legend regarding the restriction on transferability.

Item 3.02 Unregistered Sales of Equity Securities

As disclosed under Item 1.01 hereof, on June 30, 2005, the Company agreed to sell 195,947,395 shares of Common Stock. The aggregate consideration to be received by the Company in connection with this transaction was $7,837,896. No underwriting discounts or commissions were paid by the Company in connection with these transactions. The transaction was exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended, and Section 506 of Regulation D promulgated thereunder. The Company relied, as applicable, upon the representations made by the purchaser of such securities in determining that such exemptions were available.


Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits Furnished.

             10.1        Stock Purchase Agreement, dated June 30, 2005.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             By:  /s/ Russelle Choi
                                             ----------------------------------
                                             Russelle Choi
                                             Chief Executive Officer
                                             ELEPHANT TALK COMMUNICATIONS, INC.


Date: July 7, 2005